PREFERRED STOCK	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
PREFERRED STOCK

Note 17     PREFERRED STOCK

In August 2021, the Company issued 80,000 shares of preferred shares of $1.00 each at an issue price of $2.50 per share to certain investors credited as fully paid. The preferred shares are non-voting and non-redeemable. The holder of the preferred shares will have priority over the holders of ordinary shares of the Company on the assets and funds of the Company available for distribution in a distribution of assets on liquidation, winding up or dissolution of the Company. The holder of the preferred shares shall not have the right to attend or vote at any general meeting of the Company (except a general meeting for winding up of the Company or a resolution is to be proposed which if passed would vary or abrogate the rights or privileges of such holder).